                                                                                                        Exhibit 10(k)
                                          INCREASED COMMITMENT SUPPLEMENT

         This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of May 13, 2005 and entered into by and among ACXIOM CORPORATION, a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as agent for itself and the other lenders (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of March 24, 2005 (as amended, the
"Credit Agreement"), by and among the Company, certain lenders and the Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                                     RECITALS

         WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower and the Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments;

         WHEREAS, each Lender party hereto and already a party to the Credit Agreement wishes to increase its
Revolving Commitment, and each Lender, to the extent not already a Lender party to the Credit Agreement (herein a
"New Lender"), wishes to become a Lender party to the Credit Agreement;

         WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1.        Increase in Revolving Commitments.  Subject to the terms and conditions hereof, each
Lender severally agrees that its Revolving Commitment shall be increased to or in the case of a New Lender, shall be the amount set forth opposite its name on the signature pages hereof.

         Section 2.        New Lenders.  Each New Lender (i) confirms that it has received a copy of the Credit
Agreement, together with copies of the most recent financial statements of the Borrower delivered under Section
5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the
Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Lender" under the Credit Agreement and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

         Section 3.        Conditions to Effectiveness.  Section 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

                  (a)      receipt by the Agent of an opinion of counsel to the Borrower as to the matters referred to in Section 3.01, 3.02 and 3.03 of the Credit Agreement (with the term
         "Agreement" as used therein meaning this Supplement for purposes of such opinion), dated the date hereof, satisfactory in form and substance to the Agent.

                  (b)      receipt by the Agent of certified copies of all corporate action taken by the
         Borrower to authorize the execution, delivery and performance of this Supplement; and

                  (c)      receipt by the Agent of a certificate of the Secretary or an Assistant
         Secretary of the Borrower certifying the names and true signatures of the officers of the
         Borrower authorized to sign this Supplement and the other documents to be delivered hereunder.

         Section 4.        Representations and Warranties.  In order to induce the Lenders to enter into this
Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Agent and each Lender that (a)  the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, this
Supplement shall be deemed to be a Loan Document, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default.

         Section 5.        Effect of Supplement.  The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrower, the
Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby and the other Loan
Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

         Section 6.        Applicable Law.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

         Section 7.        Counterparts, Effectiveness.  This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This
Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         Section 8.        ENTIRE AGREEMENT.  THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE
PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS,
REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE
CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE
PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                     BORROWER:

                                                     ACXIOM CORPORATION

                                                     By:
                                                            Name:
                                                            Title:

                                                     AGENT:

                                                     JPMORGAN CHASE BANK, N.A.

                                                     By:
                                                              Name:
                                                              Title:

                                                     LENDERS:

$39,000,000                                          DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH

                                                     By:
                                                            Name:
                                                            Title:

                                                     By:
                                                            Name:
                                                            Title:

$15,000,000                                          THE BANK OF NEW YORK

                                                     By:
                                                            Name:
                                                            Title:

$15,000,000                                          THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY

                                                     By:
                                                            Name:
                                                            Title:

$15,000,000                                          KEYBANK NATIONAL ASSOCIATION

                                                     By:
                                                            Name:
                                                            Title:

$10,000,000                                          KBC BANK N.V.

                                                     By:
                                                            Name:
                                                            Title:

                                                     By:
                                                            Name:
                                                            Title:

$8,000,000                                           BANK OF TEXAS, N.A.

                                                     By:
                                                            Ryan J. Suchala, Vice President

                                               CONSENT OF GUARANTORS

         Each Guarantor:  (i) consents and agrees to this Supplement; (ii) agrees that each of the Subsidiary
Guaranty, the Security Agreement, and the Intercreditor Agreement is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising as a result of the increase in the
Revolving Commitments contemplated hereby are "Guaranteed Indebtedness" as defined in the Subsidiary Guaranty,
"Revolving Obligations" as defined in the Intercreditor Agreement, and "Obligations" as defined in the Security
Agreement.

                                                     ACXIOM CDC, INC.
                                                     ACXIOM CH, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     ACXIOM E-PRODUCTS, INC. (formerly Acxiom SDC, Inc.)
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.
                                                     ACXIOM / MAY & SPEH, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM UWS, LTD.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     SMARTDM HOLDINGS, INC.
                                                     SMARTDM, INC.
                                                     SMARTREMINDERS.COM, INC.
                                                     DIGITAL IMPACT, INC. (successor in interest by merger to
                                                            Adam Merger Corporation)

                                                     By:
                                                            Name:
                                                            Title: